T. Rowe Price Corporate Income Fund

Supplement to prospectus dated October 1, 2002

Effective June 1, 2003, footnote (a) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

aEffective June 1, 2003, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through September 30, 2005, to the extent that such fees and expenses would cause the fund`s ratio of expenses to average net assets to exceed 0.80%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.80%; however, no reimbursement will be made after September 30, 2007, or if it would result in the expense ratio exceeding 0.80%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Effective May 31, 2003, the Portfolio Management paragraph on page 20 of the fund`s prospectus dated October 1, 2002 is updated to reflect the following change:

Portfolio Management

The fund has an Investment Advisory Group that has day to day responsibility for managing the portfolio and developing and executing the fund`s investment program. The members of the advisory group are: Steven G. Brooks, Patrick S. Cassidy, Mary J. Miller, Edmund M. Notzon III, William T. Reynolds, Robert M. Rubino, and Mark J. Vaselkiv.

The date of this supplement is May 31, 2003.

F112-041 5/31/03